Exhibit No. (10)


CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Statements" and to the use of our report dated April 18, 1997, with respect to the financial statements of Separate Account II of National Integrity Life Insurance Company in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 33-51126) and Amendment No. 8 to the Registration Statement (Form N-4 No. 811-7132) and related Prospectuses of National Integrity Life Insurance Company.


                                                           /s/ Ernst & Young LLP


Louisville, Kentucky
April 25, 1997

Exhibit No. (10)


CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Statements" and to the use of our report dated February 12, 1997, with respect to the statutory basis financial statements of National Integrity Life Insurance Company in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 33-51126) and Amendment No. 8 to the Registration Statement (Form N-4 No.811-7132) and related Prospectuses of National Integrity Life Insurance Company.


                                                           /s/ Ernst & Young LLP


Louisville, Kentucky
April 25, 1997